UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

Commission file number	Exact Name of Registrant as Specified in its Charter, State or other Jurisdiction of Incorporation, Address of Principal Executive Offices, Zip Code, and
	Registrant's Telephone Number, Including Area Code	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2025, Ms. Julia S. Janson, currently serving as Duke Energy Corporation’s (the “Corporation”) Executive Vice President and CEO, Duke Energy Carolinas, notified the Corporation of her intent to retire on June 30, 2025. Effective July 1, 2025, Ms. Janson’s responsibilities will transition as described in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Corporation held its Annual Meeting of Shareholders on May 1, 2025.

(b)	At the Annual Meeting, shareholders voted on the following items: (i) election of directors; (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2025; (iii) an advisory vote to approve the Corporation’s named executive officer compensation; (iv) a shareholder proposal regarding support simple majority vote; and (v) a shareholder proposal regarding a net-zero audit. For more information on the proposals, see the Corporation’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 14, 2025. Set forth are the final voting results for each of the proposals.

• Proposal No. 1 – Election of Director Nominees

					Votes Cast FOR
Director	For	Against	Abstain	Broker Non-Votes	Votes Cast FOR + AGAINST
Derrick Burks	505,116,976	4,203,044	1,503,663	145,472,494	99.17%
Annette K. Clayton	504,213,945	5,258,193	1,351,545	145,472,494	98.97%
Theodore F. Craver, Jr.	477,712,288	31,618,117	1,493,278	145,472,494	93.79%
Robert M. Davis	495,811,931	13,428,129	1,583,623	145,472,494	97.36%
Caroline Dorsa	504,022,148	5,489,632	1,311,903	145,472,494	98.92%
W. Roy Dunbar	500,846,943	8,473,786	1,502,954	145,472,494	98.34%
Nicholas C. Fanandakis	502,580,439	6,658,335	1,584,909	145,472,494	98.69%
John T. Herron	504,525,013	4,780,827	1,517,843	145,472,494	99.06%
Idalene F. Kesner	498,412,733	10,688,250	1,722,700	145,472,494	97.90%
E. Marie McKee	483,699,367	25,423,346	1,700,970	145,472,494	95.01%
Michael J. Pacilio	505,796,802	3,515,894	1,510,987	145,472,494	99.31%
Harry K. Sideris	505,773,409	3,570,208	1,480,066	145,472,494	99.30%
Thomas E. Skains	493,965,397	15,314,196	1,544,090	145,472,494	96.99%
William E. Webster, Jr.	495,549,089	13,766,344	1,508,250	145,472,494	97.30%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Proposal No. 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025

				Votes Cast FOR	Votes Cast FOR
For	Against	Abstain	Broker Non-Votes	Votes Cast FOR + AGAINST	Votes Cast FOR + AGAINST + ABSTAIN
626,602,084	27,639,556	2,054,537	N/A	95.78%	95.48%

The ratification of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2025 received the support of a majority of the shares represented.

• Proposal No. 3 – Advisory vote to approve the Company’s named executive officer compensation

				Votes Cast FOR	Votes Cast FOR
For	Against	Abstain	Broker Non-Votes	Votes Cast FOR + AGAINST	Votes Cast FOR + AGAINST + ABSTAIN
471,535,597	35,410,988	3,877,098	145,472,494	93.01%	92.31%

The advisory vote to approve the Corporation’s named executive officer compensation received the support of a majority of the shares represented.

• Proposal No. 4 – Shareholder proposal regarding support simple majority vote

				Votes Cast FOR	Votes Cast FOR
For	Against	Abstain	Broker Non-Votes	Votes Cast FOR + AGAINST	Votes Cast FOR + AGAINST + ABSTAIN
498,542,518	9,918,196	2,362,969	145,472,494	98.05%	97.60%

The shareholder proposal regarding support simple majority vote received the support of a majority of the shares represented.

• Proposal No. 5 – Shareholder proposal regarding a net-zero audit

				Votes Cast FOR	Votes Cast FOR
For	Against	Abstain	Broker Non-Votes	Votes Cast FOR + AGAINST	Votes Cast FOR + AGAINST + ABSTAIN
11,531,366	492,297,167	6,995,150	145,472,494	2.29%	2.26%

The shareholder proposal regarding a net-zero audit failed to receive the support of a majority of the shares represented.

(c)  Not applicable.

(d)  Not applicable

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Duke Energy Corporation Press Release dated May 2, 2025 Announcing Leadership Changes.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 5, 2025	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary